Exhibit 99.1
GrowLife, Inc. Reports 112% Quarter-Over-Quarter Revenue Growth in Fourth Quarter and Year End 2018 Financial Results and Operational Highlights Filing

Company Files Annual Report on Financial Results and Operational Highlights from 2018

Summary:

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GrowLife experienced revenue growth of 112% Quarter-Over-Quarter and 86% Year-Over-Year as compared to year end 2017
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GrowLife completed acquisition of controlling interest in EZ-CLONE Enterprises, Inc., as well as integration of assets from a commercial flooring company and of GoGreen Hydroponics in Los Angeles County
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GrowLife launched a proof-of-concept study on a proprietary vertical grow system, targeting a market launch in the second half of 2019

KIRKLAND, Wash. -- GrowLife, Inc. (OTC: PHOT) (“GrowLife” or the “Company”), one of the nation’s most recognized plant cultivation product and service providers, today announced financial results for the quarter and year ending Dec. 31, 2018, and provided an overview of recent operational highlights. The Company continued to show significant market and revenue growth throughout the year, as Q2 2018 revenue increased year over year by 131.78%, Q3 2018 by 44.22%, and Q4 2018 by 112.25% over the previous year in the same quarter. Total revenue for the period ending Dec. 31, 2018, increased 86.49% over the same period last year. Other financial highlights include an increase in gross margins of $197,000 year over year related to the acquisition of EZ-CLONE Enterprises, Inc. EZ-Clone reported gross margins of 47.5% during the quarter ended December 31, 2018. The overall balance sheet was improved with the closing of the rights offering on November 30, 2018 and total assets increased $6,356,000 over the prior year-end. Operational highlights include the Company’s market expansion into Canada where cannabis has been nationally legalized, strategic acquisition of industry leading EZ-Clone Enterprises, Inc., and initiation of research and development of a vertical commercial cannabis growing system set to hit the market in 2019.

This recap highlights various business results and developments within GrowLife’s diverse portfolio throughout the year and reflects enthusiasm for the future of the Company.

“I could not be prouder of the growth and accomplishments our company and team members achieved in 2018,” said GrowLife CEO Marco Hegyi. “Our industry experienced unprecedented legislative developments including Canada going full adult use. GrowLife is more well-positioned than ever to be a leader in the space. Not only did we expand our team, but we integrated two additional companies that will position us to capture additional market share and own the entire cultivation process from clone to harvest, as well as completed the full acquisition of a flooring company we have rebranded as ‘ShopCustomFloors.’ The acquisition of EZ-Clone redefined our path to success as a organization and enables us to supply growers with the all the tools needed, from clone to harvest. While this took an investment at the beginning of 2018, these integrations align with our goals of increasing margins for our products and driving innovation. Adding to GrowLife’s robust intellectual property portfolio, we began development of our game-changing commercial grow system that aims to drastically decrease the costs associated with cannabis cultivation.

“The team executed on our solid fiscal strategy that allowed us to secure additional, less-expensive financing to meet our expansion goals. We expanded our North American footprint with the addition of retail and fulfillment centers in Canada, California, Texas and Maine. Finally, these accomplishments were noticed by renowned news outlets covering innovations in this multi-billion-dollar industry. As promised, 2018 proved to be one of the most pivotal and exciting years for our company and we are preparing to capitalize on the momentum we experienced in the new year.”

Results will be discussed on an Investor Conference Call on Monday, March 11, 2019, at 4:30 p.m. ET.

To access the call:
Dial-In Number: 1-857-232-0157
Access Code: 422095

For those unable to participate in the conference call at that time, a replay will be available at https://smallcapvoice.com/blog/phot/ shortly after the call has concluded.

To view the Company’s 2018 Recap video, visit our website here.

Operation Highlights for 2018 Included:

Executed on Solid Fiscal Strategy
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Reported nearly 100% year-over-year growth in Q4 2017, 52% year-over-year growth in Q1 2018, 131% year-over-year growth in Q2 2018, and 74% year-to-date growth in Q3 2018 as compared to the previous year.
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Completed its proposed rights offering on Nov 30, 2018 that was designed to give shareholders the opportunity to invest directly in the Company at a set price, with additional warrants to support the Company’s capital raise that will be used for its continued expansion in the burgeoning cannabis industry.
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Held its Annual Meeting of Stockholders on Dec. 6, 2018, where more than 90% of shares were voted, and all items put forward by management were passed by a majority vote.

Completed Acquisitions/Integrations
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Acquired cannabis industry-leading product manufacturer EZ-CLONE Enterprises, Inc. (EZ-CLONE). The company acquired controlling interest of EZ-CLONE in October with the intent to acquire the remaining stake in the future. EZ-CLONE is the manufacturer of multiple award-winning products specifically designed for the commercial cloning and propagation stage of indoor plant cultivation including cannabis, food, and other hydroponic farming. The transaction aligned with the Company’s strategic vision of servicing the burgeoning cannabis cultivation market.
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Completed acquisition of assets of building materials manufacturing company FreeFit Flooring, which specializes in the production of non-toxic, eco-friendly flooring. This acquisition, completed through subsidiary GrowLife Innovations, aligns with the Company’s goal of offering innovative new products to the indoor growing market, including everything needed for cultivation “from the ground up.”

Expanded Leadership Team
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Appointed William Blackburn as President of product development division, GrowLife Innovations. Blackburn focuses on bringing new commercial products to market and closing the Company’s rights offering funding.
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Added Vice President of Administration Will Scott, GrowLife’s long time controller, who brings years of experience in finance and operations positions including within the company.

Extended North American Footprint
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Launched an e-commerce platform in Canada, a new online e-commerce platform designed to service both consumer and commercial customers throughout the country of Canada.
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Through the Company’s acquisition of EZ-CLONE Enterprises, the Company added a manufacturing facility for commercial cultivation equipment in Sacramento, California.
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Added a retail and West Coast fulfillment center in Los Angeles located at 15721 Ventura Blvd, Encino, CA 91436 and had a long-standing hydroponics customer base as it was acquired through an asset purchase of intellectual property rights and lease transfer from GoGreen Hydroponics.
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As a part of its GrowLife Innovations division, the company opened a new R&D and manufacturing facility in Dallas designed to meet the increased demand for innovative products and solutions for the indoor cultivation and building material market.
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 Held a Grand Opening Ceremony for a hydroponics retail store and fulfillment center in Portland, Maine.

Launched New Products and Began Testing of Others
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Initiated a Proof-of-Concept study on a commercial vertical grow system that leverages state-of-the-art technology and design to maximize the amount of plants that can be grown in a cubic space while utilizing technologies that decrease production costs and produce consistent results.
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Preliminary results show an 4x increase in capacity from 15 to 70 plants when compared to traditional grow rooms as well as a decrease of over 70% of electricity required to grow the same number of plants.
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GrowLife HP Organic Soil (‘Soil Product’) product was tested and selected for use in three major indoor cultivation rooms, including one of the nation’s largest rooms with over 120,000 square feet of cultivation space in Colorado.
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Line of eco-friendly products is a unique line of indoor cultivation products curated for their decreased impact on the environment, which allows GrowLife’s customers to play a role in providing a greener economic footprint compared to traditional indoor cultivation methods while remaining efficient on output and profitability.

Expanded Intellectual Property Portfolio
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Filed a provisional patent on a technology based commercial vertical grow concept designed to reduce the costs of cannabis cultivation.
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Filed a provisional patent on an eco-friendly process for converting plant waste generated by extraction into recycled building materials that can be used to build new facilities or update existing ones.

Further Positioning as a Thought Leader Through Continued Media Exposure

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Forbes, “Michigan May Become A Haven For Cannabis Entrepreneurs If It Learns From California's Mistakes.”
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Entrepreneur, “Why Jeff Sessions' New War on Marijuana Hasn't Frightened Investors or Cannabis Entrepreneurs.”
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CNBC, “US cannabis companies set to gain from Canadian market.”
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TheStreet, “For Cannabis Companies, the Path to Traditional Markets Isn't Always Straight.”
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Fox Business, “More states could join legal marijuana wave this year.”

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The Dallas Morning News, “Pot is illegal in Texas, but cannabis-related supplier GrowLife sees Grand Prairie as a place to grow.”
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Cannabis Now, “New York’s CannaGather Meetup Fosters the City’s Infant Cannabis Industry.”
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Pot Network “Growlife CEO Marco Hegyi on marijuana stocks and why you should grow cannabis vertically.”
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CNN Money “Pot Stocks, ETFs, Top News And Data From The Cannabis Industry This Week.”
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Terpenes and Testing Magazine, “In Search of Affordable Cannabis Medicine,” Sept. 12.
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My Tech Decisions Podcast, “Editor Jonathan Blackwood speaks with Marco Hegyi, CEO of GrowLife, Inc.”
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The Technology Headlines, “GrowLife: Best-in-class products for growers of all sizes”

Participated in Trade Shows and Speaking Engagements

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CEO Marco Hegyi presented on an Investment Panel at the World Medical Cannabis Conference and Expo in Pittsburg, PA.

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CEO Marco Hegyi presented on a panel entitled “Investing in Ancillary Cannabis Companies” at the Cannabis World Congress and Business Expo in Los Angeles.

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The Company attended Lift Cannabis Expo. The conference coins itself as the “Premier Cannabis Event for the Canadian Market,” featuring more than 200 exhibitors from across North America and Europe.
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The Company attended MJ Biz Con, “the largest cannabis conference in the world,” which was held at the Las Vegas Convention Center. The event attracted more than 20,000 cannabis professionals and 1,000 exhibitors.
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The Company attended HempFest Calgary. The two-day annual cannabis trade show was held at Stampede Park in Calgary, Alberta. HempFest Calgary took place just days before Canada’s Oct. 17, 2018, legalization of cannabis.
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GrowLife operated as a sponsor and exhibitor at the Marijuana Industry Trade Association’s meeting on April 26, 2018, at the FOUND: RE hotel in Phoenix, Arizona.
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GrowLife Regional Director Jeremy Belmont met with other industry leaders at the 4th Annual Maine Cannabis Convention Oct. 6-7 to increase awareness on what the leading “picks-and-shovels” company in the cannabis space can offer the rapidly-expanding marketplace, both in Maine and throughout North America.
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The Company exhibited at The International Surface Event: SURFACES in Las Vegas Nevada Jan. 30 to Feb. 1, 2018. Specifically, the Company showcased its entire line of premium, eco-friendly and non-toxic vinyl flooring products sold under the brand of FreeFit™.

FOURTH QUARTER AND YEAR-END 2018 FINANCIAL RESULTS

Net Revenue: For the year ending Dec. 31, 2018, GrowLife, Inc. showed net revenue of $4,573,000, as compared to revenue of $2,452,104 for the year that ended December 31, 2017 – an increase of 86.49%.

Balance Sheet: Total Assets for the company were $7,217,948 as of Dec. 31, 2018 as compared to $861,866 of Dec. 31, 2017, an increase of $6,356,082.

Operating Loss: For the year ending Dec. 31, 2018, GrowLife, Inc. had an Operating Loss of $4,548,649 as compared to $2,048,954 for the year ending Dec. 31, 2017. The increase related to non-cash charges and the expansion of our business as discussed above.

Cash Flow used in Operations: For the year ending Dec. 31, 2018, GrowLife, Inc. had Cash Flow Used in Operations of $3,854,506 as compared to $2,082,493 for the year ending Dec. 31, 2017. The increase related to non-cash charges and the expansion of our business as discussed above.

About GrowLife, Inc.

GrowLife, Inc. (PHOT) aims to become the nation’s largest cultivation service provider for cultivating organics, herbs and greens and plant-based medicines. Our mission is to help make our customers successful. Through a network of local representatives covering the United States and Canada, regional centers and its e-Commerce team, GrowLife provides essential goods and services including media, industry-leading hydroponics and soil, plant nutrients, and thousands of more products to specialty grow operations. GrowLife is headquartered in Kirkland, Washington and was founded in 2012.

Public Relations Contact:

CMW Media
Cassandra Dowell, 858-264-6600
cassandra@cmwmedia.com
www.cmwmedia.com

Investor Relations Contact:
investors@growlifeinc.com
206-483-0059

FORWARD LOOKING STATEMENT:
This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of GrowLife, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy. The words may, would, will, expect, estimate, can, believe, potential and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond GrowLife, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors.

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